                                                               EXHIBIT 10(J)(11)

Texas, Florida, South Carolina and Tennessee
Counterpart 1 of 9 for recording in Bexar County, Texas

RECORDING REQUESTED BY

 AUSTIN TITLE COMPANY
- ----------------------

WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn:  Rosemary Poetzel
LOAN NO. C-332344                  SPACE ABOVE THIS LINE FOR RECORDER'S USE

                     ABSOLUTE ASSIGNMENT OF LEASES AND RENTS
                               (With License Back)

         THIS Absolute Assignment of Leases and Rents (this "Assignment") is made as of the 2nd day of September, 1999, by and between KOGER EQUITY, INC., a Florida corporation, whose mailing address is 8880 Freedom Crossing Trail, Jacksonville, Florida 32256, (herein called "Borrower") and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, whose mailing address is c/o Real Estate Department, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, (herein called "Lender").

                               W I T N E S S E T H

         FOR AND IN CONSIDERATION of the indebtedness hereinafter described, Borrower has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey, unto Lender, its successors and assigns forever, all and singular the property hereinafter described (collectively, the "Security"), to wit:

                  (a) All rents, issues and profits arising from or related to the land, identified and described in Exhibits "A-1" through "A-10" attached hereto and fully incorporated herein by reference for all purposes and all improvements and any other property, whether real, personal or mixed, located thereon (which land, improvements and other property are hereinafter referred to individually, for each parcel identified on the Exhibits, as a "Property" and collectively as the "Properties");

                  (b) All of Borrower's rights, titles, interests and privileges, as lessor, in the leases now existing or hereafter made affecting the Property, whether or not made by Borrower and as the same may have been, or may from time to time hereafter be, modified, extended and renewed (hereinafter collectively called the "Leases");

                  (c) Unless prohibited by applicable law, all tenant security deposits and other amounts due and becoming due under the Leases;

                  (d) All guarantees of the Leases, including guarantees of tenant performance;


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                  (e) All insurance proceeds, including rental loss coverage and business interruption coverage with respect to the Leases; and

                  (f) All judgments and settlements of claims in favor of Borrower (including condemnation proceeds, if any) and all rights, claims and causes of action under any court proceeding, including without limitation any bankruptcy, reorganization or insolvency proceeding, or otherwise arising from the Leases.

         TO HAVE AND TO HOLD the Security unto Lender, its successors and assigns forever, and Borrower does hereby bind itself, its heirs, legal representatives, successors and assigns, to warrant and forever defend the Security unto Lender, its successors and assigns forever against the claim or claims of all persons whomsoever claiming the same or any part thereof.

                                    ARTICLE I
                                   DEFINITIONS

         1.01 TERMS DEFINED ABOVE. As used in this Assignment, the terms "Borrower", "Leases", "Lender", "Property", "Properties", and "Security" shall have the respective meanings indicated above.

         1.02 CERTAIN DEFINITIONS. The following terms shall have the meanings assigned to them below whenever they are used in this Assignment, unless the context clearly otherwise requires. Except where the context otherwise requires, words in the singular form shall include the plural and vice versa.

                  "Event of Default" shall mean any Event of Default as defined in the Master Lien Instrument.

                  "Master Lien Instrument" shall mean that certain (i) Master Lien Instrument of even date herewith, executed in nine (9) counterparts by Borrower and granting a lien on the Properties to Trustee and/or Lender, as the case may be, depending on the jurisdiction in which the Master Lien Instrument is recorded, as such instrument may be amended and restated from time to time, and (ii) Master Lien Instrument dated December 16, 1996, executed in nine (9) counterparts by Borrower and granting a lien on the Properties to Trustee and/or Lender, as the case may be, depending on the jurisdiction in which the Master Lien Instrument is recorded, as such instrument may be amended and restated from time to time.

                  "Phase 2 Loan Documents" shall mean the Tranche C Promissory Note, the Tranche D Promissory Note, the Master Lien Instrument and all other instruments and documents (as the same may be amended from time to time) entered into by or for the benefit of Borrower and delivered to Lender in connection with, or as security for, the indebtedness evidenced by the Tranche C Promissory Note and the Tranche D Promissory Note, except any separate environmental indemnity agreement.

                  "Phase 1 Loan Documents" shall mean the Tranche A Promissory Note, the Tranche B Promissory Note, the Master Lien Instrument and all other instruments and documents (as the same may be amended from time to time) entered into by or for the benefit of Borrower and delivered to Lender in connection with, or as security for, the indebtedness evidenced by the Tranche A Promissory Note and the Tranche B Promissory Note, except any separate environmental indemnity agreement.



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                  "Loan Documents" shall mean collectively, the Phase 1 Loan
         Documents and the Phase 2 Loan Documents.

                  "Note" shall mean, collectively, that certain (i) Tranche C Promissory Note of even date herewith, in the original principal amount of $14,700,000.00, (ii) Tranche D Promissory Note of even date herewith, in the original principal amount of $30,300,000.00, (iii) Tranche A Promissory Note dated December 16, 1996, in the original principal amount of $100,500,000.00, and (iv) Tranche B Promissory Note dated December 16, 1996, in the original principal amount of $89,500,000.00, executed by Borrower and payable to the order of Lender, as such instruments may be amended, renewed and restated from time to time.

                  "Obligations" shall mean the following:

                           (a) The indebtedness evidenced by the Note and all
                  interest thereon;

                           (b) The performance of all covenants and agreements
                  of Borrower contained in the Loan Documents;

                           (c) All funds hereafter advanced by Lender to or for
                  the benefit of Borrower as contemplated by any covenant or provision contained in any Loan Document and all interest thereon;

                           (d) All renewals, extensions, rearrangements and
                  modifications of any of the Obligations described hereinabove; and

                           (e) Any and all attorneys' fees and expenses of
                  collection payable under the terms of any Loan Document.

                                   ARTICLE II
                                   ASSIGNMENT

         2.01 ABSOLUTE ASSIGNMENT. This Assignment is, and is intended to be, an absolute and present assignment of the Security from Borrower to Lender with a concurrent license back to the Borrower (which license is subject to revocation upon the occurrence of an Event of Default as herein provided) and is not intended as merely the granting of a security interest relating to the Obligations.

         2.02 LICENSE. Borrower is hereby granted the license to manage and control the Security and to collect at the time of, but not prior to, the date provided for the payment thereof, all rents, issues and profits from the Properties, all security deposits and all judgments and settlements of claims (excluding insurance loss and condemnation proceeds) in favor of Borrower and to retain, use and enjoy the same. The license created and granted hereby shall be revocable upon the terms and conditions contained herein.







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         2.03 REVOCATION OF LICENSE. Immediately upon the occurrence of an Event of Default and at any time thereafter, Lender, without in any way waiving such default, may, at its option and without regard to the adequacy of the security for the Obligations, either by an authorized representative or agent, with or without bringing or instituting any judicial or other action or proceeding, or by a receiver appointed by a court, immediately revoke the license granted in
Section 2.02, as evidenced by a written notice to said effect given to Borrower, and further, at Lender's option (without any obligation to do so), take possession of any Property or all Properties and the Security and have, hold, manage, lease and operate the Property or Properties and the Security on such terms and for such period of time as Lender may deem proper, and, in addition, either with or without taking possession of the Properties, demand, sue for or otherwise collect and receive all rents, issues and profits from the Properties, including those past due and unpaid, with full power to make, from time to time, all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to the Lender in its sole discretion, and to apply (in such order and priority as Lender shall determine in its sole discretion, any statute, law, custom or use to the contrary notwithstanding) such rents, issues and profits to the payment of:

                  (a) all expenses of (i) managing the Properties, including without implied limitation, the salaries, fees and wages of a managing agent and such other employees as Lender may in its sole discretion deem necessary or desirable, (ii) operating and maintaining the Properties, including without implied limitation, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which Lender may in its sole discretion deem necessary or desirable, (iii) the cost of any and all alterations, renovations, repairs or replacements of or to the Properties, and (iv) any and all expenses incident to taking and retaining possession of the Property or Properties and the Security; and

                  (b)  the Obligations.

The exercise by Lender of the rights granted it in this Section 2.03, and the collection and receipt of rents, issues and profits and the application thereof as herein provided, shall not be considered a waiver of any Event of Default.

         2.04 TRUST FUNDS. All monies or funds covered by this Assignment paid to, or for the benefit of, Borrower after an Event of Default are hereby declared, and shall be deemed to be, trust funds in the hands of Borrower for the sole benefit of Lender, until all Events of Default have been cured or waived or the Obligations have been paid and performed in full. Borrower, or any officer, director, representative or agent thereof receiving such trust funds or having control or direction of same, is hereby made and shall be construed to be a trustee of such trust funds so received or under its control and direction, and such person shall be under a strict obligation and duty should such persons receive or constructively receive trust funds to (1) remit any and all such trust funds to Lender within twenty-four (24) hours of receipt, upon demand therefor by Lender or (2) to apply such trust funds only to Obligations then due or the operating expenses of the Properties.

                                   ARTICLE III
                    COVENANTS, REPRESENTATIONS AND WARRANTIES





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         3.01 LIABILITY. Lender shall not be liable for any loss sustained by
Borrower resulting from Lender's failure to let the Properties after an Event of Default or from any other act or omission of Lender in managing the Properties or the Security after an Event of Default, except for acts constituting gross negligence or willful misconduct. Lender shall not be obligated to perform or discharge, nor does Lender hereby undertake to perform or discharge, any obligation, duty or liability under any Lease or under or by reason of this Assignment, and Borrower shall and does hereby indemnify Lender for, and save and hold Lender harmless from, any and all liability, loss or damages, except so much thereof as shall result from the gross negligence or willful misconduct of Lender, which may or might be incurred under any Lease or under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease, including without implied limitation, any claims by any tenants of credit for rents for any period paid to and received by Borrower but not delivered to Lender. Should Lender incur any such liability under any Lease, under or by reason of this Assignment or in defense of any such claim or demand, the amount thereof, including without implied limitation all costs, expenses and attorneys' fees, shall be added to the principal of the Note and Borrower shall reimburse Lender therefor immediately upon demand. This Assignment shall not operate to place responsibility upon Lender for the control, care, upkeep, management, operation or repair of the Properties and the Security or for the carrying out of any of the terms and conditions of any Lease; nor shall this Assignment operate to make Lender responsible or liable for any waste committed on the Properties by the tenants or any other party, for any dangerous or defective condition of the Properties or for any negligence in the control, care, upkeep, operation, management or repair of the Properties resulting in loss or injury or death to any tenant, licensee, employee, stranger or other person whatsoever.

         3.02 TERMINATION. Upon payment and performance of the Obligations in full, this Assignment shall become null and void and of no further legal force or effect, but the affidavit, certificate, letter or statement of any officer, agent, authorized representative or attorney of Lender showing any part of the Obligations remaining unpaid or unperformed shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment upon which any person may, and is hereby authorized to, rely. Borrower hereby authorizes and directs all tenants under the Leases, all guarantors of Leases, all insurers providing rental loss or business interruption insurance with respect to the Properties, all governmental authorities and all other occupants of the Properties, upon receipt from Lender of written notice to the effect that Lender is then the holder of the Note and that an Event of Default exists, to pay over to Lender all rents and other amounts due and to become due under the Leases and under guaranties of the Leases and all other issues and profits from the Properties and to continue so to do until otherwise notified in writing by Lender. This right may be exercised without Lender taking actual or constructive possession of the Properties or any part thereof.

         3.03 SECURITY. Lender may take or release any security for the payment or performance of the Obligations, may release any party primarily or secondarily liable therefor and may apply any security held by it to the satisfaction of all or any portion of the Obligations, without prejudice to any of its rights under this Assignment, the other Loan Documents or otherwise available at law or in equity.






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         3.04 COVENANTS. Borrower covenants with Lender (a) to observe and perform all material obligations imposed upon the lessor under all Leases and not to do or permit to be done anything to impair the same without Lender's prior written consent, provided, however, this subsection (a) shall only apply to leases of 10,000 or more square feet unless Borrower has acted or failed to act in such a way as to cause a breach of the lessor's obligations in 25% or more of the Leases (by number of leases then in effect and not by square footage) then in effect at any Park (as such term is defined in the Master Lien Instrument) in which case, Borrower shall be in default under this subsection
(a); (b) not to collect any of the rent or other amounts due under any Lease or other issues or profits from the Properties in any manner in advance of the time when the same shall become due (save and except only for collecting two months' rent in advance plus the security deposit, if any, at the time of execution of a Lease); (c) not to execute any other assignment of rents, issues or profits arising or accruing from the Leases or from the Properties; (d) with respect to leases of 10,000 or more square feet, not to enter into any lease agreement affecting the Properties, except those leases entered into in the ordinary course of business and utilizing Borrower's standard form lease previously approved by Lender, with no substantial modifications thereto, without the prior written consent of Lender, which consent or denial will be given by Lender within five (5) business days of receipt of said Lease for consideration by Lender; (e) to execute and deliver, at the request of Lender, all such further assurances and acknowledgments of the assignment contained herein and the other provisions hereof, with respect to specific Leases or otherwise, as Lender shall from time to time require; (f) to use reasonable efforts to obtain from any tenant at the Properties, from time to time as requested by Lender, estoppel certificates, in form and substance satisfactory to Lender, confirming the terms of such tenant's Lease and the absence of default thereunder; and (g) with respect to leases of 10,000 or more square feet, not to cancel, surrender or terminate any Lease, exercise any option which might lead to such termination or consent to any change, modification, or alteration thereof, to the release of any party liable thereunder or to the assignment of the lessee's interest therein, except as is consistent with the usual and customary operation of the Properties, without the prior written consent of Lender, which consent or denial will be given by Lender within five (5) business days of receipt of said Lease for consideration by Lender, and any of said acts, if done without the prior written consent of Lender, shall be null and void.

         3.05 AUTHORITY TO ASSIGN. Borrower represents and warrants that (a) Borrower has full right and authority to execute this Assignment and has no knowledge of any existing defaults under any of the existing Leases, (b) all conditions precedent to the effectiveness of said existing Leases have been satisfied, (c) Borrower has not executed or granted any modification of the existing Leases, either orally or in writing, (d) the existing Leases are in full force and effect according to the terms set forth in the lease instruments heretofore submitted to Lender and (e) Borrower has not executed any other instrument which might prevent Lender from operating under any of the terms and conditions of this Assignment, including any other assignment of the Leases or the rents, issues and profits from the Properties.






                                       6
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         3.06 CROSS-DEFAULT. Violation or default under any of the covenants, representations, warranties and provisions contained in this Assignment by the Borrower shall be deemed a default hereunder as well as under the terms of the other Loan Documents, and any default thereunder shall likewise be a default under this Assignment. Any default by Borrower under any of the terms of any Lease shall be deemed a default hereunder and under the terms of the other Loan Documents, and any expenditures made by Lender in curing such default on Borrower's behalf, with interest thereon at the Default Rate (as defined in the Note), shall become part of the Obligations.

         3.07 NO MORTGAGEE IN POSSESSION. The acceptance by Lender of this Assignment, with all of the rights, powers, privileges and authority created hereby, shall not, prior to entry upon and taking possession of the Properties by Lender, be deemed or construed to constitute Lender a "mortgagee in possession", or hereafter or at any time or in any event obligate Lender to appear in or defend any action or proceeding relating to any Lease, the Properties or the Security, to take any action hereunder, to expend any money, incur any expense, perform or discharge any obligation, duty or liability under any Lease, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Borrower by any tenant and not actually delivered to Lender. Lender shall not be liable in any way for any injury or damage to any person or property sustained in or about the Properties.

         3.08 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that, except for that certain lease dated March 14, 1989 by and between Carolina Casualty Insurance Company as Lessee and Borrower as successor Lessor (as amended from time to time), none of the Leases contain any option or agreement for the tenant thereunder or any other party to acquire the Property or any interest therein, except for the leasehold use of space.

                                   ARTICLE IV
                                     GENERAL

         4.01 REMEDIES. The rights and remedies provided Lender in this Assignment and the other Loan Documents are cumulative. Nothing contained in this Assignment, and no act done or omitted by Lender pursuant hereto, including without implied limitation the collection of any rents, shall be deemed to be a waiver by Lender of any of its rights and remedies under the other Loan Documents or applicable law or a waiver of any default under the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies provided Lender by the other Loan Documents. The right of Lender to collect the principal sum and interest due on the Note and to enforce the other Loan Documents may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.







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         4.02 NOTICES. Any notice or demand hereunder shall be in writing, may be delivered personally or sent by certified mail with postage prepaid, by reputable courier service with charges prepaid, by telecopier or by such other method whereby the receipt thereof may be confirmed. Any notice or demand sent to Borrower by certified mail or reputable courier service shall be addressed to Borrower at the address set forth above or such other address in the United States of America as Borrower shall designate in a notice to Lender given in the manner described herein. Any notice sent to Borrower by telecopier shall be telecopied to 904/346-1435 or to such other telecopier number in the United States of America as shall be designated in a notice given to Lender in the manner described herein. Any notice sent to Lender shall be addressed to the attention of the Real Estate Investment Department at 720 East Wisconsin Avenue, Milwaukee, WI 53202 and shall refer to the Loan No. set forth above and, if telecopied, shall be telecopied to 414/299-1557 or at such other address or telecopier number as Lender shall designate in a notice given in the manner described herein. Any notice or demand sent hereunder by telecopier shall also be sent by certified mail or reputable courier service. Any notice or demand hereunder shall be deemed given when received. Any notice or demand which is rejected, the acceptance of delivery of which is refused or which is incapable of being delivered for any reason whatsoever at the address or telecopier number specified herein or such other address or telecopier number designated pursuant hereto shall be deemed received as of the date of attempted delivery.

         4.03 CAPTIONS. The titles and headings of the various Articles and Sections hereof are intended solely for reference and are not intended to modify, explain or affect the meaning of the provisions of this Assignment.

         4.04 SEVERABILITY. If any of the provisions of this Assignment or the application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of this Assignment, and the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

         4.05 ATTORNEYS' FEES. In the event of any controversy, claim, dispute, or litigation between the parties hereto to enforce any provision of this Assignment or any right of Lender hereunder, Borrower agrees to pay to Lender all costs and expenses, including reasonable attorneys' fees incurred therein by Lender, whether in preparation for or during any trial, as a result of an appeal from a judgment entered in such litigation or otherwise.

         4.06 AMENDMENTS. This Assignment may not be modified, amended or otherwise changed in any manner unless done so by a writing executed by the parties hereto.

         4.07 BENEFITS. This Assignment and all the covenants, terms and provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         4.08 ASSIGNMENT. Borrower shall have no right to assign or transfer the revocable license granted herein. Any such assignment or transfer shall constitute a default.

         4.09 TIME OF ESSENCE. Time is of the essence of this Assignment.



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         4.10 GOVERNING LAW. The laws of the State named in the upper left-hand corner of this Assignment shall govern and control the interpretation of this Assignment and the rights, obligations, duties and liabilities of the parties hereto.

         4.11 LIMITATION OF LIABILITY. Notwithstanding any provision contained in this Assignment, the personal liability of Borrower shall be limited as provided in the Note.










































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


         IN WITNESS WHEREOF this Assignment has been entered into as of the day and year first-above written.
                                            BORROWER:
                                            KOGER EQUITY, INC., a Florida
                                            corporation

Signed in presence of:                  By: /s/ G. DANNY EDWARDS
                                            -----------------------------------
                                            Name:  /s/ G. DANNY EDWARDS
                                                   ----------------------------
                                            Title: TREASURER
                                                   ----------------------------
  /s/ LYNDA R. AYCOCK                              8880 Freedom Crossing Trail
- ---------------------                              Jacksonville, FL  32256
  /s/ LYNDA R. AYCOCK
- ---------------------
Name Typed or Printed
                                            Attest:   /s/ W. LAWRENCE JENKINS
                                                   ----------------------------
                                            Name:    /s/ W. LAWRENCE JENKINS
                                                   ----------------------------
/s/ H. F.  McCART, JR                       Title: CORPORATE SEC. & VP
- ---------------------                              ----------------------------
/s/ H.F.  McCART, JR                               8880 Freedom Crossing Trail
- ---------------------                              Jacksonville, FL  32256
Name Typed or Printed

(corporate seal)



                                 LENDER:
                                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation

Signed in presence of:               By:  Northwestern Investment Management
                                          Company, a Wisconsin corporation, its
 /s/ JANET SZUKALSKI                      wholly owned subsidiary and authorized
Janet Szukalski                           representative
- ---------------------
Name Typed or Printed
                                     By:   /s/ MICHAEL P. CUSICK
                                         ---------------------------------------
 /s/ ROSEMARY POETZEL                    Michael P. Cusick, Managing Director
- ---------------------                    720 E. Wisconsin Avenue
Rosemary Poetzel                         Milwaukee, WI  53202
- ---------------------
Name Typed or Printed

                                     Attest:  /s/ DANIEL C. KNUTH
                                            ------------------------------------
(corporate seal)                            Daniel C. Knuth, Assistant Secretary
                                            720 E. Wisconsin Avenue
                                            Milwaukee, WI  53202

STATE OF GEORGIA    )
                    ) ss.
COUNTY OF CAMDEN    )

         BEFORE ME, the undersigned authority, on this day personally appeared
W. Lawrence Jenkins and G. Danny Edwards, known to me to be the persons whose names are subscribed to the foregoing instrument, and known to me to be the Vice President and Treasurer, respectively, of KOGER EQUITY, INC., a Florida corporation, and acknowledged to me that they executed said instrument for the purposes and considerations therein expressed, and as the act of said corporation.

         GIVEN under my hand and official seal, this 2nd day of September 1999.

                                               /s/ CARRIE HEMMING
                                             ---------------------------------
                                                          Notary Public
My commission expires:

NOTARY PUBLIC, CAMDEN COUNTY, GA
MY COMMISSION EXPIRES DEC. 28, 2002

STATE OF WISCONSIN     )
                       )ss.
COUNTY OF MILWAUKEE    )

         BEFORE ME, the undersigned authority, on this day personally appeared Michael P. Cusik and Daniel C. Knuth, known to me to be the persons whose names are subscribed to the foregoing instrument, and known to me to be the Managing Director and Assistant Secretary for Northwestern Investment Management Company on behalf of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, and acknowledged to me that they executed said instrument for the purposes and considerations therein expressed, and as the act of said corporation.

         GIVEN under my hand and official seal, this 30th day of August 1999.

                                             /s/ JANET SZUKALSKI
                                             -------------------
                                             Janet Szukalski, Notary Public
My commission expires:  May 14, 2000





























This instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.



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